Western Goldfields, Inc.

An Emerging Mid-Tier North American Gold Producer



February 2005

CAUTIONARY STATEMENT

This presentation includes certain estimates, projections and "forward looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended that have been provided by the Company with respect to its anticipated future performance. Such forward looking statements reflect various assumptions by the Company concerning anticipated results, which assumptions may or may not prove to be correct. No representations are made as to the accuracy of such statements, estimates or projections. These forward-looking statements are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. While these statements are made to convey the Company's progress, business opportunities and growth prospects, such forward-looking statements represent management's opinion. Whereas management believes such representations to be true and accurate based on information and data available to the Company at this time, actual results may differ materially from those described. The Company's operations and business prospects are always subject to risks and uncertainties.

SNAPSHOT

- Founded in 2002 to acquire gold mining properties with near term gold production potential
- Acquired Mesquite Gold Mine from Newmont Mining in November 2003
- Currently producing 20-30,000 ounces per annum from existing heaps
- Planning to re-commence open pit mining at Mesquite in late 2005, with annualized production of over 100,000 ounces by mid 2006, and with cash costs below $250 per ounce
- Newmont's resource of 121 million tons at 0.018 oz/t was recently confirmed by Mine Development Associates ("MDA"), an independent engineering firm

MINING PROJECTS


Oregon
Idaho
Lincoln Hill Project
Nevada
Utah
San Francisco
Sunny Slope Project
California
Arizona
Los Angeles
Mesquite Mine
Cahuilla Project
Western Goldfields, Inc.
Gold Projects
BAJA CALIFORNIA
SONORA

MESQUITE MINE

Primary Corporate Objective:



Initiate mining operations at the Mesquite Mine to become a mid-tier gold producer

2004 MILESTONES & ACCOMPLISHMENTS

- Raised US $9.1 million in equity, and US $6.0 million in debt, of which US $3.8 million has already been repaid
- Paid $7.7 million - for reclamation bonds of $7.1 million and for comprehensive Environmental Insurance totaling $14 million
- Rebuilt gold refinery as well as site laboratory for US $1.5 million, reinitiated gold doré production on site
- MDA completed 43-101 Technical Report with updated Reserve and Resource estimates, confirming Newmont's original estimates
- Completed pre-feasibility study to recommence mining operations
- Drafted positive scoping study on retreatment of existing heaps
- Identified high grade ore potential (e.g. MR-3052 - 30ft @ 1.71 oz/t)
- Remodeled Newmont's database, after receiving the data during summer 2004

CORPORATE OBJECTIVES

- Initiate open pit mining operations by the fourth quarter 2005
- Expand production to over 100,000 ounces by late 2006
- Improve quality of gold resource at Mesquite Mine into reserves through an aggressive drilling program
- Evaluate shallow and deep high-grade ore potential through an aggressive drilling program
- Further expand annual gold production to 250,000 ounces within five years
- Improve stock market liquidity by obtaining a Canadian listing in early 2005 and move to a senior U.S. exchange by year end 2005

INVESTMENT HIGHLIGHTS

- Mesquite is in production - Western Goldfields is currently pouring gold on site
- Mesquite was acquired in a US $300 gold environment - there is substantial leverage at US $400 gold
- Cash flow after capital payback on MDA model increases from $20 million at $325 gold to $93 million at $425 gold
- Mesquite is fully permitted - no further approvals are required
- Mesquite's in-place gold resource as indicated by Newmont, and verified by MDA, is approximately 121 million tons at 0.018 oz/t gold
- Mesquite exhibits significant upside exploration potential, including near surface and deep high grade structures

MESQUITE MINE


BAYHORSE
BIG CHIEF NORTH
DUMP
CHOLLA
BIG CHIEF
SM-1970
MR-2793
SM-1404
MR-3052
VISTA PAD
CHEROKEE
RAINBOW
EAST RAINBOW
VISTA
MINE BUILDING COMPLEX
BIG CHIEF SOUTH
LEACH PADS
Scale
Existing Pits
Gold Mineralization within Permitted Mine Expansions
High Grade Drill Holes
Western Goldfields, Inc.
Mesquite Mine

MESQUITE MINE

Additional High Grade Potential

- **Big Chief South/Bayhorse - High grade gold drill intercepts:**
  - MR-3052 - 80 feet at 0.67 oz/t including 30 feet @ 1.71 oz/t (***highest 5 feet @ 6.14 oz/t***)
  - SM-1404 - 50 feet @ 0.96 oz/t including ***10 feet @ 4.41 oz/t***
  - SM-1970 - 10 feet @ 3.88 oz/t including ***5 feet @ 7.50 oz/t***
  - MR-2793 - 50 feet @ 0.37 oz/t including ***5 feet @ 3.23 oz/t***
- **High grade gold mineralization encountered throughout the permitted mine site**
- **Significant deep high grade potential identified through evaluation of the previous drill data**

MESQUITE MINE

Start-up Plans



- Estimated US $36.3 million capital is required to initiate mine operations
- A portion of this capital requirement can be obtained through equipment leases

	US $ Millions
Mining Equipment Fleet	19
Crushing & Process Plant	5
Conveyor & Stacking System	4
Leach Pads	5
10% Contingency	3.3
Total	36.3

MESQUITE MINE

Projected Production


160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
-
New Mining
Leach Reprocessing
Residual Leach
2004A
2005P
2006P
2007P
2008P

ADVANCED EXPLORATION

Cahuilla Gold Project



- Hosts a resource of both high-grade and bulk disseminated gold (42.9 million tons @ .020 oz/t)
- Majority of project is on the Torres Martinez Reservation providing significant development and permitting benefits
- Explored by major mining companies including Newmont, Homestake, Kennecott
- Majority of the best targets remain untested, demonstrates multi-million ounce gold potential

MESQUITE MINE

Other Opportunities

- Future site for the largest landfill in the United States
- Scheduled to start before 2009, the project has a 100-year permitted life
- Will utilize all material on leach pads, waste dumps and stockpiled clays
- Potential to reduce the cost of pre-stripping by transporting waste material directly from pits to landfill site
- Will utilize much of the existing infrastructure potentially reducing reclamation costs
- Currently evaluating other business development opportunities

MANAGEMENT TEAM

Each member of the senior management has over 20 years experience, much of it with major mining companies:

- **Thomas (Toby) Mancuso, President & Director**
  (Formerly Rio Tinto/Kennecott and Freeport Gold)
- **Douglas Newby, Executive Vice President & Director**
  (President Proteus Capital, formerly S.G. Warburg, Morgan Grenfell, James Capel)
- **Larry O'Connor, Vice President Operations**
  (Formerly Eldorado Gold, Bema Gold, Western Mining)
- **Becky Corigliano, CFO, Secretary & Treasurer**
  (Formerly Apollo Gold, Pegasus Gold, Little Squaw Gold)
- **Thomas Callicrate, Vice President Exploration & Director**
  (Formerly Kennecott, Newmont, FMC Gold, Freeport Gold)

INDEPENDENT DIRECTORS

- **James Mancuso, Chairman**
  - Chairman, Monterrico Metals; Former Director, Queenstake
  - Formerly President, Queenstake & Chevron Minerals

- **Gerald Ruth, Director**
  - Currently operating consulting business providing services to issuers on corporate finance, exchange listing and corporate governance matters
  - Formerly Head of Listings Group at the Toronto Stock Exchange

CAPITALIZATION



Exchange:	OTC BB
Symbol:	"WGDF"
Recent Share Price:	$0.40
52 Week High-Low:	$0.95 - $0.36

Shares Issued/Outstanding:	Comm	38.7 million
	Pref	1.0 million
Insider Ownership:	2.2 million	
Newmont Mining:	3.5 million	
Fully Diluted Shares:	60.1 million	
Market Capitalization:	US $16.3 million	
Cash:	US $1.5 million	



SUMMARY



- Mesquite Mine
  - Accelerate mining of additional gold resources
  - Develop high grade mineralization
  - Improve gold recovery by re-processing existing leach pads
- Excellent potential to significantly increase gold resources and production in both the short and long term
- Aggressive plan to improve stock market liquidity
- Impressive portfolio of superior exploration projects
- Highly experienced and committed management team

COMPARABLE TRADING ANALYSIS

Junior and Emerging Gold Companies

January 19, 2005		Richmont	RiverGold	Cumberland	Minefinder	Metallica	St Andrew	Claude Res	Glencairn	Kirkland	Crystallex	Western Goldfields
Share price (C$)		$5.10	$1.60	$1.70	$8.06	$1.53	$0.17	$1.21	$0.53	$5.00	$4.18	$0.45
52-Week High (C$)		$8.80	$3.75	$4.78	$13.87	$2.96	$0.28	$2.05	$1.03	$7.04	$5.80	$1.02
52-Week Low (C$)		$4.00	$1.47	$1.61	$7.65	$1.07	$0.16	$1.10	$0.46	$3.35	$2.28	$0.38
Market Cap (MMC$)	a	$82	$64	$93	$294	$127	$86	$73	$81	$215	$789	$17
Cash & Equivalents (MMC$)	b	$27	$7	$38	$53	$53	$10	$3	$17	$8	$203	$2
Debt (MMC$)	c	$0	$0	$0	$0	$0	$0	$2	$0	$3	$108	$3
Enterprise Value (MMC$)	a-b+c	$54	$57	$55	$241	$73	$66	$73	$64	$210	$694	$19
P&P Reserves (MMoz)		0.6	0.4	3.2	1.5	1.8	1.2	0.2	0.7	0.6	10.6	0.1
M&I Resources (MMoz)		0.9	0.2	0.9	1.2	15.5	1.0	0.6	1.8	1.0	18.3	2.1
Production (000s oz)	2003A	93	74	0	0	0	0	51	46	13	77	90
	2004F	78	71	0	0	0	0	43	49	17	52	27
	2005F	84	88	0	0	32	116	54	79	93	85	40
	2006F	112	84	0	160	64	194	72	132	143	385	90
EPS (C$)	2003A	$0.32	($0.02)	($0.17)	($0.09)	($0.08)	n/a	$0.04	$0.02	($0.43)	($0.35)	($0.28)
	2004F	$0.14	($0.04)	($0.11)	($0.21)	($0.02)	($0.07)	($0.01)	($0.07)	($0.43)	($0.09)	($0.07)
	2005F	$0.62	$0.16	($0.09)	($0.58)	$0.03	$0.02	$0.02	$0.08	$0.26	$0.00	$0.12
CFPS (C$)	2003A	$0.68	$0.13	($0.17)	($0.09)	($0.08)	n/a	$0.12	$0.04	($0.42)	($0.30)	($0.44)
	2004F	$0.51	$0.05	($0.11)	($0.21)	($0.02)	($0.08)	$0.09	($0.05)	($0.42)	($0.07)	$0.13
	2005F	$0.81	$0.31	($0.09)	($0.58)	$0.09	$0.04	$0.15	$0.11	$0.29	$0.02	$0.20
Price/EPS	2003A	15.9	n/a	n/a	n/a	n/a	n/a	30.3	n/a	n/a	n/a	n/a
	2004F	36.4	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	2005F	8.2	9.4	n/a	n/a	51.0	8.5	60.5	6.6	19.2	n/a	3.8
Price/CFPS	2003A	7.5	11.5	n/a	n/a	n/a	n/a	10.1	n/a	n/a	n/a	n/a
	2004F	10.0	30.0	n/a	n/a	n/a	n/a	13.4	n/a	n/a	n/a	3.5
	2005F	6.3	4.8	n/a	n/a	17.0	4.3	8.1	4.8	17.2	209.0	2.3
Market Cap per R&R oz		$54	$99	$23	$111	$7	$30	$98	$32	$132	$29	$8

Estimates are from Research Capital equity research. All prices in CAD except Western Goldfields, whose figures are in USD.

Long-term gold price - US$405

Ex-Rate Forecast (US$/C$) - 0.79

Western Goldfields, Inc.

An Emerging Mid-Tier North American Gold Producer



February 2005